SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): November 25, 2014

                                 SIBANNAC, INC.
                      -------------------------------------
                 (Name of Small Business Issuer in its charter)

        Nevada                     333-122009                33-0403494
 ---------------------         ------------------         ---------------
(State of incorporation)      (Commission File No.)      (IRS Employer
                                                          Identification No.)

                              9235 Bell Flower Way
                            Highlands Ranch, CO 80126
             -----------------------------------------------------
          (Address of principal executive offices, including Zip Code)


               Registrant's telephone number, including area code:


                                 NAPRODIS, INC.
                   ------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03   Amendment to Articles of Incorporation or Bylaws, Change in Fiscal
            Year.

     On November 25, 2014 the Company's Board of Directors, pursuant to Nevada Revised Statute 92A.280, amended the Company's Articles of Incorporation to change the name of the Company from Naprodis, Inc. to Sibannac, Inc.

     The amendment was filed with the Nevada Secretary of State on November 25, 2014.

     The name change will become effective in the over-the-counter markets following notification by FINRA of the effective date of the name change.

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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 1, 2014                 NAPRODIS, INC.


                                       By:/s/ Daniel Allen
                                          ----------------------------------
                                          Daniel Allen, Chief Executive Officer